POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Y. Rachel Kuo, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal High Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Christopher O. Blunt
Christopher O. Blunt	Trustee	January 15, 2016

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Y. Rachel Kuo, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal High Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ David H. Chow
David H. Chow	Trustee	January 15, 2016

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Kevin Gao, Thomas C. Humbert, Thomas Lynch, Y. Rachel Kuo, Patrick W. D. Turley, Corey F. Rose, and Thomas C. Bogle his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal High Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Jacques P. Perold
Jacques P. Perold	Trustee	January 15, 2016